UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report – November 10, 2009

Commission File Number: 0-23863

PEOPLES FINANCIAL SERVICES CORP.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	23-2391852
(State of incorporation)	(IRS Employer Identification No.)

82 FRANKLIN AVE., HALLSTEAD, PA	18822
(Address of principal executive offices)	(Zip code)

(570) 879-2175
(Registrant’s telephone number including area code)

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On November 10, 2009, Peoples Financial Services Corp. issued a press release to announce its new President & CEO. A copy of the press release is included as Exhibit 99 to this report.

Item 9.01	Financial Statements and Exhibits
99: Press Release of Peoples Financial Services Corp., dated November 10, 2009, announcing its new President & CEO.

Exhibit		Page Number of Manually Signed Original
99	Press Release of Peoples Financial Services Corp., dated November 10, 2009, announcing its new President & CEO.	4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

	/s/	Richard S. Lochen, Jr.
Dated: November 10, 2009		By: Richard S. Lochen, Jr. President & CEO

	/s/	Debra E. Dissinger
Dated: November 10, 2009		By: Debra E. Dissinger Executive Vice President/COO

	/s/	Joseph M. Ferretti
Dated: November 10, 2009		By: Joseph M. Ferretti Vice President/CCO

	/s/	Frederick J. Malloy
Dated: November 10, 2009		By: Frederick J. Malloy Vice President/Controller